Exhibit 10.6
                                 FIFTH AMENDMENT

                    FIFTH AMENDMENT, dated as of March 11, 1999 (this "Amendment"), to the Credit and Guarantee Agreement, dated as of May 23, 1996 (as amended, supplemented or otherwise modified from time to time, the ("Credit Agreement"), among:

(a) REMINGTON PRODUCTS COMPANY, L.L.C., a Delaware limited liability company (the "Company");

(b) REMINGTON CONSUMER PRODUCTS LIMITED, a corporation organized and existing under the laws of the United Kingdom (the "UK Borrower");

(c) each Acquisition Subsidiary from time to time party thereto (together with the Company and the UK Borrower, the "Borrowers");

(d) FLEET NATIONAL BANK and BANQUE NATIONALE DE PARIS, as Co- Documentation Agents (in such capacity, the "Co-Documentation Agents:); and

(e) THE CHASE MANHATTAN BANK (formerly known as CHEMICAL BANK), a New York banking corporation, as administrative agent (in such capacity, the "Agent") for the Lenders hereunder.

                              W I T N E S S E T H :

                    WHEREAS, the Borrowers, the Lenders and the Agent are parties to the Credit Agreement;

                    WHEREAS, the Borrowers have requested that the Agent and the Lenders agree to amend certain provisions of the Credit Agreement in accordance with the terms hereof;

                    WHEREAS, the Agent, the Lenders and The Chase Manhattan Bank (as Issuing Lender) are willing to amend such provisions of the Credit Agreement, but only upon the terms and subject to the conditions set forth herein;

                    NOW THEREFORE, in consideration of the premises contained herein, the parties hereto agree as follows:

                    1.  Defined  Terms:   Unless   otherwise   defined   herein,
capitalized terms which are used herein shall have the meanings assigned thereto in the Credit Agreement.

                    2. Amendment of Subsection 1.1. (a) Subsection 1.1 of the Credit Agreement hereby is amended by deleting therefrom in their entireties the definitions of the terms "Applicable Margin," "Domestic Borrowing Base" and "Overadvance Period" contained therein.

                    (b) Subsection 1.1 of the Credit Agreement hereby is amended by inserting therein, in proper alphabetical order, the following definitions:


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               "Applicable  Advance Rate:" with respect to (a) Eligible Domestic
          Accounts, 85% and (b) Eligible Domestic Inventory, 60% (collectively, the "Basic Advance Rates"); provided that, during each period set forth below, the Basic Advance Rates shall be increased to the extent necessary to cause the Domestic Borrowing Base to be increased by the amount equal to the "Increase Amount" set forth below opposite such period:

               Period                                          Increase Amount
               ------                                          ---------------
         02/01/99  -  11/30/99                                    $10,000,000
         12/01/99  -  06/30/00                                     $5,000,000

                    "Applicable Margin": for each Type of Loan, or with respect to commitment fees, as applicable, the rate per annum set forth under the relevant column heading below, based upon the Leverage Ration in effect from time to time as described below:

                                   Eurodollar, Domestic
                                   Sterling and Sterling    ABR       Fee
                                   Base Rate Loans        Rate Loans  Percentage
                                   -------------------    ----------  ----------
     Leverage Ratio of greater        2.75%                 1.50%       0.50%
     than or equal to 5.00 to 1.00

     Leverage Ratio of less than      2.50%                 1.25%       0.50%
     5.00 to 1.00 and greater
     than or equal to 4.00 to 1.00

     Leverage Ration of less than     2.25%                 1.00%       0.50%
     4.00 to 1.00 and greater
     than or equal to 3.50 to 1.00

     Leverage Ratio of less than      2.00%                 0.75%       0.375%
     3.50 to 1.00

          Notwithstanding the foregoing, at all times prior to the date upon which the Company delivers the financial statements required pursuant to subsection 13.4(b) for its fiscal quarter ended June 30, 1996, the Company shall be deemed (for purposes of this definition only) to have a Leverage Ratio of greater than 5.00 to 1.00. Any changes in the Applicable Margin shall become effective on the date which is three Business Days following the date of delivery by the Company of its financial statements for the relevant fiscal period in accordance with the provisions of subsection 13.4(a) or (b), as the case may be.

               "Domestic Borrowing Base": as of any date of determination an amount equal to the sum, without duplication of (a) the Applicable Advance Rate of the total of Eligible Domestic Accounts of the Company and in Domestic Subsidiaries as of such date less the Domestic Dilution Reserve then in effect, (b) the Applicable Advance Rate of the Eligible Domestic Inventory of the Company and its Domestic Subsidiaries as of such date and (c) during any Overadvance Period, $10,000,000 minus any Seasonal Overadvance Utilization then in effect.


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          For purposes of determining  the Domestic  Borrowing Base from time to time, Eligible Domestic Accounts and Eligible Domestic Accounts of the Company and its Domestic Subsidiaries shall be determined from time to time by the Agent by reference to the Domestic Borrowing Base Certificate then most recently delivered to it; provided that the information contained in such Domestic Borrowing Base Certificate shall not be conclusive in calculating the amount of Eligible Domestic Accounts and Eligible Domestic Inventory and, after consultation with the Company, the Agent shall be entitled to adjust the amounts and other information contained therein to the extent that it believes in its reasonable credit judgment that such adjustment is appropriate to reflect (x) the then current amount of Eligible Domestic Accounts and Eligible Domestic Accounts or (y) changes in the business practices of the Company and its Domestic Subsidiaries (or newly disclosed matters with respect to them).

                    "Overadvance Period": shall mean the period from April 1, 1998 through the date of effectiveness of the Fifth Amendment, dated as of March 11, 1999, to this Agreement.

                    (c) Subsection 1.1 of the Credit Agreement hereby is amended by deleting from clause (a) (iii) of the definition of the term "Inventory Reserves" contained therein and by substituting therefor the following:

          any favorable variances (production material, production manufacturing, purchase price variance or other variance categories) that result when standard costs are greater than the actual costs and are remaining in the ending inventory balance (with such favorable variance inventory reserve to (x) be subject to review, testing and, if appropriate, adjustment by the Agent, (y) be calculated on the last day of the accounting period for each calendar quarter, commencing on March 31, 1999, on an individual product basis and (z) remain in effect until the next calculation).

                    3. Amendment of Subsection 5.1(c). Subsection 5.1(c) of the Credit Agreement hereby is amended by inserting at the end of said subsection 5.1(c) the following:

          Notwithstanding anything to the contrary contained herein, the Domestic Swing Line Lender shall (unless any of the events described in paragraph (g) or (h) of Section 16 shall have occurred) request each Domestic Lender to make such a Domestic Revolving Credit Loan for the purpose of refunding outstanding Domestic Swing Line Loans not less frequently than every 15 days.


                    4. Amendment of Section 8.1(c). Subsection 8.1(c) of the Credit Agreement hereby is amended by inserting at the end of said subsection 8.1(c) the following:

          Notwithstanding anything to the contrary contained herein, the UK Swing Line Lender shall (unless any of the events described in paragraph (g) or (h) of Section 16 shall have occurred) request each UK Lender to make such a UK Revolving Credit Loan for the purpose of refunding outstanding UK Swing Line Loans not less frequently than every 15 days.


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                    5. Amendment of Subsection  10.7(d).  Subsection  10.7(d) of
the Credit Agreement hereby is amended by deleting said subsection 10.7(d) in its entirety and by substituting therefor the following:

                    (d) The Company agrees to pay to the Agent, for the account of each Lender, a utilization fee for each day upon which the Domestic Revolving Credit Exposure exceeds the amount which would be available under the Domestic Borrowing Base if the Domestic Borrowing Base were determined using the Basic Advance Rates (i.e., without giving effect to any Increase Amount then In effect). Such utilization fee shall be in the amount equal to 1/4% of 1% per annum on the then outstanding amount of such Lender's Domestic Revolving Credit Exposure, UK Revolving Credit Exposure, Domestic Term Loans and shall be payable quarterly, in arrears, on the last day of each March, June, September and December. Nothing contained herein shall be deemed to permit the Domestic Revolving Credit Exposure at any date to exceed the Domestic Borrowing Base then in effect.

                    6. Amendment of Subsection 14.14. Subsection 14.14 of the Credit Agreement is amended by deleting therefrom the dates set forth under the heading "Period" and the ratios set forth under the heading "Ratio" contained therein and by substituting therefor the following:

               Period                                           Ratio
          --------------                                     -----------
          04/01/99  - 12/30/99                                0.70 to 1.0
          12/31/99  - 06/29/00                                0.85 to 1.0
          06/30/00 -  thereafter                              1.05 to 1.0

                    7. Amendment of Subsection 14.15. Subsection 14.15 of the Credit Agreement hereby is amended by deleting therefrom the dates set forth under the heading "Period" and the ratios set forth under the heading "Ratios" contained therein and by substituting therefor the following:



               Period                                           Ratio
          ----------------                                  ----------------
          Closing Date  - 12/30/99                          1.00 to 1.0
          12/31/99  -  06/29/00                             1.25 to 1.0
          06/30/00  -  12/30/00                             1.60 to 1.0
          12/31/00  -  06/30/01                             1.70 to 1.0
          07/01/01  -  12/31/01                             1.80 to 1.0
          01/01/02  -  thereafter                           2.00 to 1.0

               8. Amendment to Subsection 14.16(a). Subsection 14.16(a) of the Credit Agreement hereby is amended by deleting therefrom the dates set forth


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under the heading  "Period"  and the ratios set forth under the heading  "Ratio"
contained therein and by substituting therefor the following:


               Period                                           Ratio
          ----------------                                  --------------
          04/01/99  - 12/30/99                              3.20 to 1.0
          12/31/99 -  thereafter                            3.00 to 1.0


                    9. Amendment to Subsection 14.16(b). Subsection 14.16(b) of the Credit Agreement hereby is amended by deleting therefrom the dates set forth under the heading "Period" and the ratios set forth under the heading "Ratio" contained therein and by substituting therefor the following:


               Period                                          Ratio
          -------------------                               --------------
          04/01/99  - 12/30/99                                9.00 to 1.0
          12/31/99  - 06/29/00                                8.00 to 1.0
          06/30/00  - 09/29/00                                5:00 to 1.0
          09/30/00  - 06/30/01                                4.50 to 1.0
          07/01/01  - thereafter                              4.00 to 1.0

                    10. Conditions to Effectiveness. This Amendment shall become effective on the date upon which the Agent receives (a) counterparts hereof, executed and delivered by a duly authorized officer of each Borrower and the Required Lenders and (b) an amendment fee, for ratable account of the Lenders which execute and deliver this Amendment on or prior to March 26, 1999 (or such later date as the Agent and the Borrower shall agree), in the amount equal to 1/8 of 1% of the amount of the Domestic Revolving Credit Commitments then then in effect, the UK Revolving Credit Commitments then in effect and the aggregate then outstanding principal amount of the Domestic Term Loans and the UK Term Loans. Upon the effectiveness of this Amendment, the Applicable Margin shall be adjusted to the rates set forth therein, without regard to whether such effectiveness occurs on a day which is not the last day of an Interest Period.

                    11. Representations and Warranties. The Borrowers hereby confirm, reaffirm and restate the representations and warranties set forth in
Section 6 of the Credit Agreement; provided that each reference to the Credit Agreement therein shall be deemed to be a reference to the Credit Agreement giving effect to this Amendment. The Borrowers represent and warrant that no Default or Event of Default has occurred and is continuing.

                    12. Continuing Effect of Credit Agreement. This Amendment shall not constitute a waiver or amendment of any other provision of the Credit Agreement not expressly referred to herein and shall not be construed as a waiver or consent to any further or future action on the part of a Borrower that would require a waiver or consent of the Agent or the Lenders. Except as expressly amended hereby, the provisions of the Credit Agreement are and shall remain in full force and effect.

                    13. Counterparts. This Amendment may be executed by the parties hereto in any number of counterparts, and all of such counterparts taken together shall be deemed to constitute one and the same instrument.

                    14.     GOVERNING LAW.    THIS AMENDMENT SHALL BE GOVERNED
BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS
OF THE STATE OF NEW YORK.

                    IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized offices as of the date first above written.

                         REMINGTON PRODUCTS COMPANY, L.L.C.

                         By: ---------------------------
                                   Title:

                         THE CHASE MANHATTAN BANK, as
                         Administrative Agent, as a Lender and as (or on behalf of) the Issuing Bank

                         By: -----------------------------
                                     Title:

                         BANQUE NATIONALE DE PARIS, as a Co-
                         Documentation Agent and as a Lender

                         By:-------------------------------
                                     Title:

                         FLEET NATIONAL BANK, as a Co-
                         Documentation Agent and as a Lender

                         By:----------------------------
                                     Title:

                         FIRST UNION NATIONAL BANK
                              S/
                         By:--------------------------
                                Title:

                         THE FIRST NATIONAL BANK OF BOSTON

                         By:--------------------------------
                                     Title:

                         FIRST UNION BANK OF CONNECTICUT

                         By:-----------------------------------
                                     Title:

                         HELLER FINANCIAL, INC.

                         By:-------------------------------------
                                     Title:

                         PEOPLE'S BANK

                         By:------------------------------------
                                     Title:

                         PNC BANK, NATIONAL ASSOCIATION

                         By:------------------------------------
                                     Title:

                         THE PROVIDENT BANK

                         By:-----------------------------------
                                     Title: